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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                May 15, 2003
                     _________________________________
                     (Date of earliest event reported)

                              Niku Corporation
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

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      Delaware                                                                      77-0473454
-------------------------------------------------------------------------------------------------------
(State of Incorporation)                 (Commission File No.)                     (IRS Employer
                                                                                 Identification No.)
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                              305 Main Street
                       Redwood City, California 94063
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (650) 298-4600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                              Not Applicable.
       _____________________________________________________________
       (Former name or former address, if changed since last report)

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ITEM 7.  EXHIBITS.

Exhibit        Description
Number         -----------
------

99.1           Press Release, dated May 15, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On May 15, 2003, Niku Corporation, a Delaware corporation (the "Company"), issued a press release announcing its financial results for the quarter ending April 30, 2003. A copy of the press release is furnished as
Exhibit 99.1 to this report. The Company believes that the presentation of non-GAAP pro forma information included in the press release may be of use to investors because the Company has historically provided such information and understands that some investors consider it useful in evaluating the Company's on-going operations. The Company uses pro forma information, along with GAAP information, in evaluating the Company's on-going operations. The non-GAAP pro forma information should be read in conjunction with the GAAP information. A reconciliation of the non-GAAP pro forma information to the GAAP information is included in the press release.

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                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NIKU CORPORATION




 Date:   May 15, 2003                 By: /s/ Michael Shahbazian
                                         ______________________________________
                                         Name: Michael Shahbazian
                                         Title: Senior Vice President and
                                                 Chief Financial Officer

                                     3
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                               EXHIBIT INDEX

Exhibit
Number                Description
------                -----------
99.1                  Press Release, dated May 15, 2003



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